AMERICAN CENTURY MUNICIPAL TRUST

                              PROSPECTUS SUPPLEMENT
                 Arizona Intermediate-Term Municipal o Florida
              Municipal Money Market o Florida Intermediate-Term
          Municipal o Tax-Free Money Market o Limited-Term Tax-Free o
                Intermediate-Term Tax-Free o Long-Term Tax-Free

                        SUPPLEMENT DATED JANUARY 15, 1998
                       Prospectus dated September 2, 1997

The following disclosure replaces the paragraphs under the heading "Cash Management" found on page 19.

    Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions.

The following disclosure should be inserted as the second paragraph under the heading "American Century Investments" on page 21 of the Prospectus.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.

The following disclosure is added on page 28 of the Prospectus, following the last paragraph under the heading "When Share Price is Determined."

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

The following disclosure is added on page 33 of the Prospectus, following the last paragraph under the heading "Transfer and Administrative Services."

    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

The  following   disclosure  replaces  the  first  sentence  under  the  heading
"Distribution of Fund Shares" found on page 33 of the Prospectus.

    The funds' shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The following disclosure should be inserted as the last paragraph under the heading "Distribution of Fund Shares" on page 33 of the Prospectus.

    Investors may open accounts with American Century only through the Distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575

SH-SPL-11275 9801

                        AMERICAN CENTURY MUNICIPAL TRUST

                         BROKERAGE PROSPECTUS SUPPLEMENT
                              Tax-Free Money Market

                        Supplement dated January 15, 1998
                       Prospectus dated September 2, 1997
                         (as revised December 15, 1997)

The following disclosure is added on page 12 of the Prospectus, following the last paragraph under the heading "When Share Price is Determined."

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

The following disclosure should be inserted after the section "Rule 144A Securities" on page 8 of the Prospectus.

    The fund may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions.

The following disclosure is added on page 16 of the Prospectus, following the last paragraph under the heading "Transfer and Administrative Services."

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager.

The  following   disclosure  replaces  the  first  sentence  under  the  heading
"Distribution of Fund Shares" on page 16 of the Prospectus.

    The fund's shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The following disclosure should be inserted as the last paragraph under the heading "Distribution of Fund Shares" on page 16 of the Prospectus.

    Investors may open accounts with American Century only through the Distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419146                                        [american century logo]
Kansas City, Missouri                                          American
64141-6146                                                  Century(reg.sm)
1-888-345-2071 or 816-531-5575                                 Brokerage

BK-SPL-11423 9801